EXHIBIT10.3

VOLUNTARY POOLING AGREEMENT

THIS AGREEMENT is dated for reference this 13 day of January, 2011

AMONG:

EACH OF THE SHAREHOLDERS OF AXIOM GOLD AND SILVER CORP. who executes a copy of this agreement

(hereinafter Individually called the “Shareholder”, and jointly  called the “Shareholders”)
WHEREAS:

A.  David Guiñez, Francisco Quiroz, Alex Daza, (hereinafter collectively referred as “Party A”) and Robert Knight, Llewellyn Family Trust (hereinafter collectively referred as “Party B”) (all together the “Shareholders”), have acquired or are about to acquire common shares in the capital of TC Power Management Corp. (the “Company”);

B.  The Shareholders have agreed that it would be in the best interest of the Shareholders and the Company that the Shareholders would subject their shares in the capital of the Company (the “Shares”) to a voluntary pooling arrangement (the “Pooling Arrangement”) as provided herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the Parties covenant and agree as follows:

1.   VOLUNTARY POOLING ARRANGEMENT

1.1  Delivery of Shares
Each Shareholder shall have their shares issued in their name or assignee and delivered to them on the closing of the acquisition of Axiom Minerals De Mexico SA de CV as contemplated by the Agreement and Plan of Merger attached hereto as Exhibit A.  Such shares shall be annotated that they are restricted shares and subject to the terms of this Pooling Arrangement

1.2  Voting Rights
During the term of this Agreement, each Shareholder may exercise all voting rights attached to such Shareholder’s Shares, except that

(a)           Party B hereby grants to Party A the right and title to vote all of Party B’s Shares for the exclusive purpose to elect as many members of the board of directors, as necessary to have Party A elect 51% of such Board of Directors, in the form as set out in the irrevocable proxy attached as Exhibit B; and

(b)           Party A hereby grants to Party B the right and title to vote all of Party A’s Shares for the exclusive purpose to elect as many member of the board of directors, as necessary to have Party A elect a maximum 49% of such Board of Directors, as set out in the irrevocable proxy attached as Exhibit C.

Each of the parties understand that the election of directors may be outside of the control of the other parties hereto depending on the number of shares held by persons not party to this Agreement and how such persons vote those shares.

1.3  No Waiver.
For greater certainty, the Shareholder waives no rights attached to the Shares by reason of the execution of this Agreement, other than the right to vote the Shares as set out in Section 1.2 and to sell the Shares while they are subject to the Pooling Arrangement provided herein.

1.4  Death or Bankruptcy
This Agreement and the Pooling Arrangement shall have full force and effect upon the heirs and assignees of each Shareholder as if they were a party to this Agreement as of the date hereof.

2.    RELEASE FROM POOLING ARRANGEMENT

2.1 Release Instructions
While the Shares are subject to the Pooling Arrangement, the Shareholder shall not assign, deal with, pledge, sell, trade or transfer in any manner whatsoever, or agree to do so in the future, any of the Shares or any beneficial interest in them, except as set out in this Section.  Except in respect of the following, the Company shall not effect or acknowledge any transfer, trade, pledge, mortgage, lien, assignment, declaration of trust or any other documents evidencing a change in the legal or beneficial ownership of or interest in the Shares.  Any shares sold shall be executed as agreed upon by the Parties but the release of shares from the Pooling Arrangement will be on a pro rata basis.  A Shareholder may elect not to participate in the sale of shares.  The sale of the shares is not cumulative and at the end of each period described below and shares not sold will not carry forward into the next period:

(a) During the first twelve months from the date of this Agreement, US Securities law does not allow for the sale of any shares from the Pooling Agreement;

(b) Following the initial 1 year hold period, the Parties will agree, from time to time, based on market conditions to liquidate part of the position held on the Pooling Arrangement; and

(c) At the end of the 36 month of the Pooling Arrangement, all of the remaining shares shall be released from the Pooling Arrangement.

Any sales made above must be bona fide and all such valuations must be made in good faith.

Notwithstanding the foregoing, the Shares shall be released from Pooling Arrangement and delivered to the Shareholders if a takeover bid has been accepted by the majority of the outstanding shares in a Shareholders Meeting of the Company such that the purchaser under the takeover bid is entitled to force a sale by all shareholders of the Company.

2.2  Termination.
This Agreement and the Pooling Arrangement shall terminate on the third anniversary of this agreement (the “Expiration Date”).  Prior to such date, the release from the Pooling Arrangement of any of the Shares shall terminate this Agreement only in respect of the Shares so released.

3.    MISCELLANEOUS

3.1  Amendment of Agreement.
This Agreement may be amended only by the written agreement among all Shareholders hereto.

3.2  Further Assurances.
The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

3.3  Governing Laws.
This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

3.4  Counterparts.
This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

3.5  Singular/Plural.
Wherever a singular expression is used in this Agreement, that expression is deemed to include the plural or the body corporate where required by the context.

3.6  Enurement.
This Agreement enures to the benefit of and is binding on the Parties and their heirs, executor, administrators, successors and permitted assignees.

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IN WITNESS WHEREOF the parties have executed this Agreement as of the date and year first above written.

David Guiñez                                                   /s/David Guiñez
Shareholder                                                     Authorized Signatory

Francisco Quiroz                                            /s/ Francisco Quiroz
Shareholder                                                     Authorized Signatory

Alex Daza                                                         /s/Alex Daza
Shareholder                                                     Authorized Signatory

Robert Knight                                                /s/ Robert Knight
Shareholder                                                     Authorized Signatory

Llewellyn Family Trust                                  /s/ Llewellyn Family Trust
Shareholder                                                     Authorized Signatory

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

EXHIBIT B

IRREVOCABLE PROXY

The undersigned stockholder ("Shareholder") of Axiom Gold and Silver Corp., a Nevada corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints each of David Guiñez, Francisco Quiroz and Alex Daza (“Party A”), as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that are beneficially owned by the undersigned at the time of each Shareholder Vote (the "Shares") in accordance with the terms of this Proxy until the expiration of the Pooling Agreement (the “Expiration Date”). The Shares beneficially owned by the undersigned are all of such Shareholder’s Shares under the Pooling Agreement (as such amount may be reduced). Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the shares held by such Stockholder until after the Expiration Date.

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voluntary Pooling Agreement, dated as of January 13, 2011, by and among the Company, the Stockholder and other shareholders (the "Pooling Agreement")

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date (as defined in the Pooling Agreement), at every annual, special, adjourned or postponed meeting of Shareholders of the Company and in every written consent in lieu of such meeting (each such annual, special, adjourned or postponed meeting and/or written consent, each, a "Stockholder Vote"), to act as the undersigned's attorney-in-fact and proxy to vote the Shares that are beneficially owned by the undersigned at the time of a Stockholder Vote, and to exercise all voting, consent and similar rights of the undersigned with respect to such Shares (including, without limitation, the power to execute and deliver written consents) as follows:

(i) to elect as many member of the board of directors, as necessary to have Party A elect at least 51% of such Board of Directors at any Stockholder Vote (defined below).

The attorneys-in-fact and proxies named above shall not exercise this Proxy on any other matter except as provided in clause (i).  Stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors by operation of law of the undersigned.

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January___, 2011

Signature

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Address

EXHIBIT C

IRREVOCABLE PROXY

The undersigned Shareholder ("Stockholder") of Axiom Gold and Silver Corp., a Nevada corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints each of Robert Knight and Llewellyn FamilyTrust and/or assignee (“Party B”), as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that are beneficially owned by the undersigned at the time of each Stockholder Vote (the "Shares") in accordance with the terms of this Proxy until the expiration of the Pooling Agreement (the “Expiration Date”). The Shares beneficially owned by the undersigned are all of such Stockholder’s Shares under the Pooling Agreement (as such amount may be reduced). Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the shares held by such Stockholder until after the Expiration Date.

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voluntary Pooling Agreement, dated as of January 13, 2011, by and among the Company, the Stockholder and other shareholders (the "Pooling Agreement")

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date (as defined in the Pooling Agreement), at every annual, special, adjourned or postponed meeting of Shareholders of the Company and in every written consent in lieu of such meeting (each such annual, special, adjourned or postponed meeting and/or written consent, each, a "Stockholder Vote"), to act as the undersigned's attorney-in-fact and proxy to vote the Shares that are beneficially owned by the undersigned at the time of a Stockholder Vote, and to exercise all voting, consent and similar rights of the undersigned with respect to such Shares (including, without limitation, the power to execute and deliver written consents) as follows:

(i) to elect as many member of the board of directors, as necessary to have Party B elect at maximum 49% of such Board of Directors at any Stockholder Vote (defined below)..

The attorneys-in-fact and proxies named above shall not exercise this Proxy on any other matter except as provided in clauses (i). Stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors by operation of law of the undersigned.

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January___, 2011

Signature

Print Name

Address